SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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PC CONNECTION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PC CONNECTION, INC.

730 Milford Road

Merrimack, New Hampshire 03054

(603) 683-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 8, 2004

The 2004 Annual Meeting of Stockholders of PC Connection, Inc., a Delaware corporation (the “Company”), will be held at the Nashua Marriott, 2200 Southwood Drive, Nashua, New Hampshire on Tuesday, June 8, 2004 at 10:00 a.m., Eastern time, to consider and act upon the following matters:

1.	To elect six directors to serve until the 2005 Annual Meeting of Stockholders;

2.	To ratify and approve the selection of Deloitte & Touche LLP as the Company’s independent auditors for the current year; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on April 26, 2004 are entitled to notice of and to vote at the meeting or any adjournments thereof. The stock transfer books of the Company will remain open. All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

Steven Markiewicz, Secretary

Merrimack, New Hampshire

April 29, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

PC CONNECTION, INC.

730 Milford Road

Merrimack, New Hampshire 03054

PROXY STATEMENT FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 8, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PC Connection, Inc., a Delaware corporation (the “Company”), for the 2004 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Tuesday, June 8, 2004 at 10:00 a.m., Eastern time, at the Nashua Marriott, 2200 Southwood Drive (Exit 8 off the Everett Turnpike), Nashua, New Hampshire or any adjournments of the Annual Meeting. All proxies will be voted in accordance with the stockholders’ instructions. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

The Notice of Meeting, this Proxy Statement, the enclosed proxy, the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission (the “SEC”), and the Company’s Annual Report to Stockholders for the year ended December 31, 2003 are being mailed to stockholders on or about May 11, 2004.

Voting Securities and Votes Required

On April 26, 2004, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 25,007,577 shares of Common Stock of the Company, $.01 par value per share (the “Common Stock”). Stockholders are entitled to one vote per share. The stock record books of the Company will remain open for inspection by stockholders of record for ten days prior to the Annual Meeting at the offices of the Company at the above address and at the time and place of the Annual Meeting.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting shall be necessary to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be considered as present for purposes of determining whether a quorum is present.

The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting at the Annual Meeting is required for the ratification and approval of the selection of Deloitte & Touche LLP as the Company’s independent auditors for the current year.

Shares that abstain from voting in a particular matter, and shares held in “street name” by brokers of nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter and will also not be counted as votes cast or shares voting on such matter. Abstentions and “broker non-votes” will have no effect on the voting on matters, such as the ones presented for stockholder approval at this Annual Meeting, that require the affirmative vote of a certain percentage of the shares voting on the matter.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of January 31, 2004, the beneficial ownership of the Company’s Common Stock by: (i) persons known by the Company to own more than 5% of the outstanding shares of Common Stock; (ii) each of the directors of the Company; (iii) each of the current or former executive officers of the Company named in the Summary Compensation Table under the heading “Executive Compensation” below; and (iv) all current directors and executive officers of the Company as a group.

Name	Shares of Common Stock Beneficially Owned (1)		Percentage of Common Stock Outstanding (2)
Patricia Gallup	8,714,094	(3)	34.9%
David Hall	8,552,094	(4)	34.2%
FMR Corporation	1,731,037	(5)	6.9%
Dimensional Fund Advisors, Inc.	1,358,301	(6)	5.4%
Robert Wilkins	431,370	(7)	1.7%
David Beffa-Negrini	256,451	(8)	1.0%
Mark Gavin	178,614	(9)	*
Peter Baxter	50,125	(10)	*
Bradley Mousseau	38,438	(11)	*
Bruce Barone	12,750	(12)	*
Joseph Baute	8,625	(13)	*
Kenneth Koppel	—	(14)	—
All current directors and executive officers as a group (12 individuals)	18,242,561	(15)	71.2%

*	Less than 1% of the total number of outstanding shares of Common Stock of the Company on January 31, 2004.

(1)	The number of shares beneficially owned by each director or executive officer is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of January 31, 2004 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.

(2)	The number of shares of Common Stock deemed outstanding for purposes of determining such percentages include 24,983,704 shares outstanding as of January 31, 2004 and any shares subject to issuance upon exercise of options or other rights held by the person in question that were exercisable on or within 60 days after January 31, 2004.

(3)	Includes 8,169,094 shares of Common Stock held of record by the 1998 PC Connection Voting Trust and 15,000 shares held by Ms. Gallup’s spouse, as to which Ms. Gallup disclaims beneficial ownership.

(4)	Includes 8,169,094 shares of Common Stock held of record by the 1998 PC Connection Voting Trust.

(5)

The information presented herein is as reported in, and based solely upon a Schedule 13G/A filed with the SEC on February 17, 2004 by FMR Corp (“FMR”). Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 1,616,837 shares or 6.529% of the Company’s Common Stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940, including Fidelity Low Priced Stock Fund, which directly owns 1,253,328 shares or 5.061% of the Company’s Common Stock reported as held by FMR. Edward C. Johnson III of FMR Corp., and Abigail Johnson, a director of FMR, through their control of Fidelity Management & Research Company, each have the sole power to dispose of all these shares. Neither FMR nor Edward C. Johnson III has the sole power to vote or direct the voting of the shares owned directly by the funds, which power resides with the funds’ Boards of Trustees.

(6)	The information presented herein is as reported in, and based solely upon a Schedule 13G/A filed with the SEC on February 6, 2004 by Dimensional Fund Advisors Inc. (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. Dimension furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (together with the investment companies, the “Funds”). All shares of Common Stock are owned by the Funds, none of which, to Dimension’s knowledge, owns more than 5% of the Company’s Common Stock. In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the Common Stock of the Company that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. Dimensional disclaims beneficial ownership of such shares of Common Stock.

(7)	Consists of 431,070 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. Wilkins has the right to acquire within 60 days after January 31, 2004 and 300 shares held of record by Mr. Wilkins’ children, as to which Mr. Wilkins disclaims beneficial ownership.

(8)	Includes 55,704 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. Beffa-Negrini has the right to acquire within 60 days after January 31, 2004.

(9)	Includes 97,501 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. Gavin has the right to acquire within 60 days after January 31, 2004.

(10)	Consists of 30,125 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. Baxter has the right to acquire within 60 days after January 31, 2004, and 20,000 shares jointly owned by Mr. Baxter and his spouse.

(11)	Consists of 38,438 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. Mousseau has the right to acquire within 60 days after January 31, 2004.

(12)	Includes 750 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. Barone has the right to acquire within 60 days after January 31, 2004.

(13)	Includes 1,125 shares of Common Stock issuable upon exercise of outstanding stock options which Mr. Baute has the right to acquire within 60 days after January 31, 2004.

(14)	Mr. Koppel served as President from September 2002 until his resignation, effective March 21, 2003. Mr. Koppel also served as Chief Executive Officer from June 2001 until September 2002.

(15)	Includes an aggregate of 654,713 shares of Common Stock issuable to the directors and current executive officers upon exercise of outstanding stock options which they have the right to acquire within 60 days after January 31, 2004.

ELECTION OF DIRECTORS

Directors are to be elected at the Annual Meeting. The Board of Directors is currently fixed at six members. The Company’s Bylaws provide that the directors of the Company will be elected at each annual meeting of the Company’s stockholders to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.

The persons named in the enclosed proxy (Patricia Gallup and David Hall) will vote to elect the six nominees named below as directors of the Company unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. Each nominee is presently serving as a director and each nominee has consented to being named in this Proxy Statement and to serve if elected. If for any reason any nominee should be unable to serve, the person acting under the proxy may vote the proxy for the election of a substitute nominee designated by the Board of Directors. It is not presently expected that any of the nominees will be unavailable to serve, if elected.

The Board of Directors recommends a vote “FOR” the election of the nominees described below.

Set forth below are the name, age, and length of service as a director for each nominee of the Board of Directors and the positions and offices held by him or her, his or her principal occupation and business experience for at least the past five years and the names of other publicly-held companies of which he or she serves as a director. Information with respect to the number of shares of Common Stock beneficially owned by each director or nominee, directly or indirectly, as of January 31, 2004, appears under “Security Ownership of Certain Beneficial Owners and Management.”

Nominees for Election to the Board of Directors

Patricia Gallup, age 50, is Chairman, President, and CEO of the Company. She has served on the Company’s Board of Directors since its inception, and has been Chairman since 1998. Ms. Gallup is a co-founder of the Company and has served as an executive officer since 1982. She was Chief Executive Officer from 1990 to 2001, and from September 2002 to the present. She has held the title of President of the Company since March 21, 2003.

David Hall, age 55, is a co-founder of the Company and has served on the Company’s Board of Directors since its inception. He has been Vice Chairman of the Board since 1998. Mr. Hall was an executive officer of the Company from 1982 through 1997, and since then has served as a project manager and advisor to the Company.

Bruce Barone, age 55, has served on the Company’s Board of Directors since June 2002. From December 1995 to December 1998, Mr. Barone was President and Chief Executive Officer of Overseas Partners Ltd. and Subsidiaries, a reinsurance and real-estate investment company. He also served on that company’s Board of Directors. From September 1977 through December 1995, Mr. Barone was employed by United Parcel Service (UPS) in a variety of positions including Vice President of Finance and Vice President of Financial Planning. He also served as a member of both the UPS Finance and UPS Marketing committees. From December 1998 through the present, he has worked as an independent management consultant.

Joseph Baute, age 76, has served on the Company’s Board of Directors since June 2001. From 1979 to 1993, Mr. Baute served as Chairman and Chief Executive Officer of Markem Corporation, an industrial marking and coding solutions provider. Since 1993, Mr. Baute has worked as an independent consultant. Mr. Baute has served on a number of Boards including Houghton-Mifflin Company and the Federal Reserve Bank of Boston, where he was Chairman, and is currently on the Board of Directors of State Street Bank Europe and the Dead River Company.

Peter Baxter, age 52, has served on the Company’s Board of Directors since September 1997. Mr. Baxter was the Vice-Chairman and Chief Operating Officer of People’s Heritage Financial Group, a bank holding company, from April 1998 to March 1999. Mr. Baxter also served as President, Chief Executive Officer, and a director of CFX Corporation, a bank-holding company, from January 1989 to April 1998. Mr. Baxter retired in March 1999.

David Beffa-Negrini, age 50, has served on the Company’s Board of Directors since September 1994 and as Vice President of Corporate Communications since June 2000. Prior to this role, Mr. Beffa-Negrini served the Company in a variety of senior management capacities in the areas of merchandising, marketing, and communications. He has been employed by the Company since 1983.

Board Meetings and Attendance

The Board met eleven times during 2003, either in person or by teleconference. During 2003, each director attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees on which he or she then served. The Board of Directors does not currently have a policy with regard to the attendance of board members at its annual meeting of stockholders. All of the directors, except Mr. Hall, attended the Company’s 2003 Annual Meeting of Stockholders.

Board Committees

The Board of Directors has established two standing committees – Audit and Compensation. The Audit Committee operates under a charter that has been approved by the Board. A copy of the Audit Committee charter, as in effect on the date of this proxy statement, is attached as Appendix A.

Audit Committee

The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of the Company’s independent auditors;

•	overseeing the work of the Company’s independent auditors, including through the receipt and consideration of certain reports from the independent auditors;

•	reviewing and discussing with management and the independent auditors the Company’s annual and quarterly financial statements and related disclosures;

•	monitoring the Company’s internal control over financial reporting, disclosure controls and procedures, and code of business conduct and ethics;

•	overseeing the Company’s internal audit function;

•	discussing the Company’s risk management policies;

•	establishing policies regarding hiring employees from the independent auditors and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with the Company’s internal auditing staff, independent auditors, and management; and

•	preparing the audit committee report required by SEC rules (which is included on page 17 of this proxy statement).

The Board of Directors has determined that all of its Audit Committee members would qualify as an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.

The members of the Audit Committee are Messrs. Baute, Barone, and Baxter. The Audit Committee is comprised solely of “independent directors” in accordance with Nasdaq National Market standards. The Audit Committee met six times during 2003.

Compensation Committee

The Company also has a standing Compensation Committee of the Board of Directors that administers the Company’s stock incentive plan and determines the salary and incentive compensation of the Chief Executive Officer.

During 2003, the Compensation Committee held three meetings. The members of the Compensation Committee for the year ended December 2003 are Messrs. Barone, Baute, and Baxter. See “Report of the Compensation Committee.”

Controlled Company Status

The Company is a “Controlled Company” as defined in Nasdaq Stock Market Rule 4350(c)(3). The Board of Directors has based this determination on the fact that approximately 69% of the voting stock of the Company is beneficially owned or controlled by Ms. Gallup and Mr. Hall.

The Board of Directors does not have a standing Nominating Committee or committee performing similar functions; however, the Board of Directors functions in the capacity of the Nominating Committee. The Board of Directors has determined that three of the six directors currently meet the independence standards under the applicable Nasdaq Stock Market rules. These directors are Messrs. Barone, Baute, and Baxter.

Director Candidates

All of the Company’s current members of the Board of Directors have served as directors since 1997, except Mr. Barone, who became a director in June 2002, and Mr. Baute, who became a director in June 2001. Where called for, qualifications for consideration as a board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. Minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Company, experience on other board of directors, preferably public company boards, and time available for meetings, and consultation on Company matters. The Board of Directors desires a diverse group of candidates who possess the background, skills, and expertise to make a significant contribution to the Board, the Company, and its stockholders. In the event of a need for a new or additional director, the Board of Directors would evaluate potential nominees by reviewing their qualifications, results of personal and reference interviews, and such other information as they may deem relevant.

The Company does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

Since 2002, the Board of Directors has nominated the current directors for re-election at each annual meeting of stockholders. The Board has not established special procedures for security holders to submit director recommendations. If the Company were to receive recommendations of candidates from the Company’s security holders, the Board of Directors would consider such recommendations in the same manner as all other candidates.

Communicating with the Independent Directors

The Board of Directors has not implemented a process for stockholders of the Company to send communications to the Board.

Code of Ethics

The Company has adopted a written Code of Ethics that applies to the Company’s directors, officers, and employees, including its principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. The Code of Ethics was filed as an exhibit to the Company’s Form 10-K for its fiscal year ended December 31, 2003. In addition, the Company intends to post on its Web site all disclosures that are required by law or Nasdaq stock market listing standards concerning any amendments to, or waivers from, any provision of the code.

Directors’ Compensation

Messrs. Beffa-Negrini, Baxter, Baute, Barone, and Hall each received a $1,250 monthly retainer and fees of $1,000 for each Board and committee meeting attended, unless the committee meeting was attended on a day of the Board meeting, in which case they received $500 for each committee meeting attended. Effective January 1, 2004, each Director receives a $1,833 monthly retainer and fees of $1,500 for each Board and committee meeting attended unless the committee meeting is attended on a day of the Board meeting, in which case they receive $1,000 for each committee meeting attended. In addition, the Board members receive reimbursement for all reasonable expenses incurred in attending Board and committee meetings.

Messrs. Beffa-Negrini, Baxter, Baute, and Barone are also eligible to participate in the Company’s 1997 Stock Incentive Plan.

The following table describes the cash payments made and options granted under the 1997 Stock Incentive Plan to Directors during 2003.

Director	Cash Payments for Board and Committees	Shares Underlying Option Grants under 1997 Plan
Bruce Barone	$36,500	—
Joseph Baute	$36,500	—
Peter Baxter	$32,500	—
David Hall	$28,500	—
David Beffa-Negrini	$27,000	100,000

Ms. Gallup does not receive compensation for her services as a member of the Company’s Board of Directors.

Certain Transactions

The Company currently has leases for a facility in Marlow, New Hampshire and two facilities in Keene, New Hampshire with Gallup & Hall (“G&H”), a partnership owned solely by Patricia Gallup and David Hall, the Company’s principal stockholders. The lease for one of the Keene, New Hampshire facilities expires in July 2008 and requires annual rental payments of $141,276 (subject to annual adjustment for changes in the consumer price index). The lease for the Marlow, New Hampshire facility expires in May 2007 and requires annual rental payments of $6,000. The second facility in Keene, New Hampshire was leased on a month-to-month basis requiring monthly rental payments of $1,344. These leases also obligate the Company to pay certain real estate taxes and insurance premiums on the premises. Rent expense under all such leases aggregated $163,401 for the year ended December 31, 2003.

In November 1997, the Company entered into a fifteen-year lease for a new 114,000 square foot corporate headquarters in Merrimack, New Hampshire with G&H Post, L.L.C., an entity owned solely by Patricia Gallup and David Hall. The Company began occupying the new facility upon completion of construction in late November 1998, and lease payments began in December 1998. Annual lease payments under the terms of the lease are $911,400 for the first five years of the lease, increasing to $1,025,350 for years six through ten and to $1,139,400 for years 11 through 15. The lease is in its sixth year. The lease requires the Company to pay its proportionate share of real estate taxes and common area maintenance charges as additional rent and also to pay insurance premiums for the leased property. The Company has the option to renew the lease for two additional terms of five years.

During 2003 the Company provided various facilities management, maintenance, financial, tax, and legal services to certain affiliates in connection with the operation of facilities leased by the Company from those affiliates. The Company was reimbursed $64,207 by G&H during 2003 for those services.

The 1998 PC Connection Voting Trust

In connection with the Company’s initial public offering in March 1998, Patricia Gallup and David Hall placed substantially all of the shares of Common Stock that they beneficially owned immediately prior to the public offering into a Voting Trust (the “Voting Trust”) of which they serve as co-trustees. The Voting Trust is the record holder of 16,338,188 shares of Common Stock as of the record date, April 26, 2004. The terms of the Voting Trust require that both Ms. Gallup and Mr. Hall, as co-trustees, must agree as to the manner of voting the shares of Common Stock of the Company held by the Voting Trust in order for the shares to be voted. In the event the co-trustees are deadlocked with respect to the election of directors at a meeting of stockholders, the Board of Directors may require the co-trustees to execute and deliver to the Secretary of the Company a proxy representing all shares issued and outstanding in the name of the Voting Trust and entitled to vote in the election of directors. Such proxy shall confer upon the proxyholder authority to attend the meeting for purposes of establishing a quorum and to vote for the directors nominated by the Board of Directors, provided that such nominees are incumbent directors elected with the consent of the co-trustees. Each of Ms. Gallup and Mr. Hall may transfer shares of Common Stock for value to unaffiliated third parties. Any shares so transferred will no longer be subject to the Voting Trust and an equal number of the non-transferring co-trustee’s shares will be released from the Voting Trust. Transfers by either of Ms. Gallup or Mr. Hall in excess of 75,000 shares in any 90-day period, or that would decrease the shares held by the Voting Trust to less than a majority of the outstanding shares, will be subject to a right of first refusal to the other. The Voting Trust will terminate when it holds less than 10% of the outstanding shares of Common Stock of the Company or at the death of both co-trustees. In addition, in the event of the death or incapacity of either co-trustee, or when either of Ms. Gallup or Mr. Hall holds less than 25% of the beneficial interest held by the other in the Voting Trust, the other will become the sole trustee of the Voting Trust with the right to vote all the shares held by the Voting Trust.

Executive Compensation

Summary Compensation Table. The following table sets forth certain compensation information for the years ended December 31, 2003, 2002, and 2001 for all persons who served as Chief Executive Officer of the Company or in a similar capacity during 2003 and the three other most highly compensated executive officers of the Company who were serving as executive officers on December 31, 2003 (collectively, the “Named Executive Officers”), as required under applicable rules of the SEC.

Summary Compensation Table

	Annual Compensation						Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($) (1)			Securities Underlying Options (#)	All Other Compensation($)
Patricia Gallup President, Chief Executive Officer, and Chairman of the Board(2)	2003 2002 2001	$430,000 417,308 400,000	— — —		— — —		— — —	$4,350 4,100 1,194	(5) (6) (7)

Kenneth Koppel Former President and Former Chief Executive Officer(4)	2003 2002 2001	310,577 425,000 220,673	— — —	$	— 48,624 —	(3)	— 20,000 400,000	5,812 8,690 1,786	(5) (6) (7)

Robert F. Wilkins Executive Vice President	2003 2002 2001	375,000 375,000 375,000	— — —		— — —		300,000 — 20,000	840 840 640	(5) (6) (7)

Mark A. Gavin Senior Vice President of Finance and Chief Financial Officer	2003 2002 2001	247,500 210,000 210,000	— — —		— — —		300,000 15,000 15,000	2,789 3,194 2,943	(5) (6) (7)

Bradley G. Mousseau Vice President of Human Resources	2003 2002 2001	165,250 155,385 140,000	— — —		— — —		100,000 15,000 7,500	3,252 3,051 3,061	(5) (6) (7)

(1)	In accordance with the rules of the SEC, perquisites and other personal benefits have been omitted in those instances where the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total amount of annual salary and bonus for the executive officer for the fiscal year indicated.

(2)	Mr. Koppel resigned as President effective March 21, 2003, and Ms. Gallup assumed the duties of that office, along with her existing duties as Chief Executive Officer and Chairman of the Board. Ms. Gallup also served as Chief Executive Officer until June 26, 2001 and resumed the duties of that office in September 2002 upon Mr. Koppel’s resignation as Chief Executive Officer.

(3)	Temporary living expenses for Mr. Koppel.

(4)	Mr. Koppel served as President from September 2002 until his resignation, effective March 21, 2003. Mr. Koppel also served as Chief Executive Officer from June 2001 until September 2002.

(5)	Consists of: (a) the Company’s contributions for Ms. Gallup and Messrs. Koppel, Gavin, and Mousseau under the Company’s 401(k) Plan in the amount of $3,000, $1,471, $2,257, and $2,479, respectively; and (b) the taxable portion of group term life insurance premiums paid by the Company for Ms. Gallup, Messrs. Koppel, Wilkins, Gavin, and Mousseau in the amounts of $1,350, $4,341, $840, $532, and $773, respectively.

(6)	Consists of: (a) the Company’s contributions for Ms. Gallup and Messrs. Koppel, Gavin, and Mousseau under the Company’s 401(k) Plan in the amount of $2,750, $2,750, $2,750, and $2,331, respectively; and (b) the taxable portion of group term life insurance premiums paid by the Company for Ms. Gallup, Messrs. Koppel, Wilkins, Gavin, and Mousseau in the amounts of $1,350, $5,940, $840, $444, and $720, respectively.

(7)	Consists of: (a) the Company’s contributions for Messrs. Gavin and Mousseau under the Company’s 401(k) Plan in the amount of $2,550, and $2,475, respectively; and (b) the taxable portion of group term life insurance premiums paid by the Company for Ms. Gallup, Messrs. Koppel, Wilkins, Gavin, and Mousseau in the amounts of $1,194, $1,786, $640, $393, and $586, respectively.

Employment and Severance Agreements

The Company is a party to employment agreements with Ms. Gallup and Messrs. Wilkins, Gavin, and Mousseau. Each employment agreement contains provisions for establishing the annual base salary and bonus for each such executive officer. Pursuant to the terms of the employment agreements, the 2004 annual base salary for Ms. Gallup and Mr. Wilkins are $430,000 and $375,000, respectively. In addition, the Named Executive Officers are eligible to receive an annual bonus based upon the achievement of individual and Company goals. The employment agreements may be terminated by the Named Executive Officer or by the Company. Under the terms of Mr. Wilkins’ employment agreement, if the Company terminates such executive’s employment without cause (as defined therein), the Company is required to pay to such executive severance payments at the executive’s then applicable base salary rate for a period of twelve months. Mr. Wilkins’ employment agreement includes certain non-compete obligations which extend for two years after termination of employment.

The Company has entered into letter agreements with Messrs. Gavin and Mousseau, providing for severance payments for six months of their respective annual base salary if the Company terminates their employment for any reason other than for cause or for a change in control. In the event of termination resulting from a change in control of the Company, such severance payments would extend for a total of twelve months. Each of Mr. Gavin’s and Mr. Mousseau’s letter agreements includes certain non-compete obligations which extend for eighteen months after termination of employment.

Mr. Koppel resigned his position with the Company in March 2003. The Company agreed to continue his base salary and benefits for up to six months following his resignation as President, during which time Mr. Koppel was available on a consulting and advisory basis. Mr. Koppel is subject to certain non-compete obligations which extend for three years following his March 2003 termination of employment.

Option Grant Table The following table sets forth certain information regarding stock options granted during the year ended December 31, 2003 by the Company to the Named Executive Officers:

Option Grants in Last Year

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
	Number of Securities Underlying Options Granted (#)		Percent of Total Options Granted to Employees in Fiscal Year (%)(2)	Exercise or Base Price ($/Sh)(3)	Expiration Date

Name						5%($)	10%($)
Patricia Gallup	—		—%	$—	—	$—	$—
Kenneth Koppel	—		—	—	—	—	—
Robert Wilkins	100,000	(4)	9.3	5.54	04/18/13	348,408	882,933
	200,000	(5)	18.7	7.10	07/02/10	578,083	1,347,178
Mark Gavin	100,000	(4)	9.3	5.54	04/18/13	348,408	882,933
	200,000	(5)	18.7	7.10	07/02/10	578,083	1,347,178
Bradley Mousseau	50,000	(4)	4.7	5.54	04/18/13	174,204	441,467
	50,000	(6)	4.7	8.64	12/12/10	175,867	409,846

1)	Potential realizable value is based on an assumption that the market price of the stock will appreciate at the stated rate, compounded annually, from the date of grant until the end of the option term. These values are calculated based on rules promulgated by the SEC and do not reflect the Company’s estimate or projection of future stock prices. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock on the date on which the stock options are exercised.

(2)	Calculated based on an aggregate of 1,070,000 options granted under the 1997 Stock Incentive Plan to employees during the fiscal year ended December 31, 2003.

(3)	The exercise price is equal to the closing price of the Company’s Common Stock as reported by the Nasdaq National Market on the date of grant.

(4)	Messrs. Wilkins’, Gavin’s, and Mousseau’s options become exercisable in four equal annual installments beginning in April 2004.

(5)	Messrs. Wilkins’ and Gavin’s options become exercisable in three installments beginning in July 2005, pending the attainment by the Company’s common stock of certain closing stock price levels.

(6)	Mr. Mousseau’s options become exercisable in three installments beginning in December 2005, pending the attainment by the Company’s common stock of certain closing stock price levels.

Option Exercises and Year-End Values. The following table sets forth certain information regarding the aggregate shares of Common Stock acquired upon stock option exercises by the Named Executive Officers and the value realized upon such exercises during the year ended December 31, 2003, as well as the number and value of unexercised stock options held by the Named Executive Officers as of December 31, 2003:

Aggregate Option Exercises in Last Fiscal Year and

Year-End Option Values

	Shares Acquired on Exercise(#)	Value Realized ($)(2)	Number of Securities Underlying Unexercised Options at Year-End (#)		Value of Unexercised In-The-Money Options at Year End ($)(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Patricia Gallup	—	$—	—	—	$—	$—
Kenneth Koppel	—	—	—	—	—	—
Robert Wilkins	—	—	418,570	323,750	0	493,500
Mark Gavin	—	—	90,001	326,250	13,106	532,819
Bradley Mousseau	3,750	22,533	29,063	123,437	0	173,569

(1)	Represents the difference between the last reported sales price of the Company’s Common Stock as reported by the Nasdaq National Market on December 31, 2003 ($8.23), the last trading day of 2003, and the exercise price of the option, multiplied by the number of shares subject to the option.

(2)	Value is calculated based on the difference between the option exercise price and the closing market price of the Company’s Common Stock on the Nasdaq National Market on the date of exercise, multiplied by the number of shares exercised.

Report of the Compensation Committee

This report is submitted by the Compensation Committee and addresses the Company’s compensation policies for 2003 as they affected Ms. Gallup and the Company’s other executive officers. The Committee consists entirely of independent, non-employee directors.

The Compensation Committee annually sets the compensation of the Chief Executive Officer. The Compensation Committee also reviews the recommendations of the Chief Executive Officer regarding the compensation of the Company’s other executive officers. In addition, the Committee administers the Company’s stock incentive plans as recommended by the Chief Executive Officer.

Each of the Named Executive Officers regularly makes presentations to the Board of Directors. As a result, the members of the Compensation Committee are personally familiar with the performance of each Named Executive Officer.

The Compensation Committee seeks to achieve three broad goals in connection with the Company’s compensation philosophy and decisions regarding compensation. First, the Company is committed to providing executive compensation designed to attract, retain, and motivate executives who contribute to the long-term success of the Company and are capable of leading the Company in achieving its business objectives in the competitive and rapidly changing industry in which the Company operates. Second, the Company wants to reward executives for the achievement of business objectives of the Company and/or the individual executive’s particular area of responsibility. By tying compensation in part to achievement, the Company believes that a performance-oriented environment is created for the Company’s executives. Finally, compensation is intended to provide executives with an equity interest in the Company so as to link a meaningful portion of the compensation of the Company’s executives with the performance of the Company’s Common Stock.

Each executive’s total compensation depends upon the executive’s performance against specific objectives. These objectives include both quantitative factors related to the Company’s short-term financial objectives and qualitative factors such as (a) demonstrated leadership ability, (b) management development, (c) compliance with Company policies, and (d) anticipation of and response to changing market and economic conditions, to enhance the Company’s ability to operate profitably. Compensation for the Company’s executives generally consists of three elements:

salary—levels are generally set by reviewing compensation for competitive positions in the market and considering the executive’s level of responsibility, qualifications, and experience, as well as the Company’s financial performance and the individual’s performance;

bonus—amounts are generally based on achievement of the Company’s performance goals in any given year; and

stock option grants—options provide long-term incentives to promote and identify long-term interests between the Company’s employees and its stockholders and to assist in the retention of executives.

In addition, executives are also eligible to receive various benefits, including medical, disability, and life insurance plans, and may participate in the Company’s stock purchase plan and 401(k) qualified savings plan. All of these benefits are generally available to all employees of the Company.

In making decisions regarding the compensation of the Chief Executive Officer, the Compensation Committee considered the input of the Company’s other directors and the results of an informal study conducted by the Vice President of Human Resources and presented to the Compensation Committee relating to comparable direct marketing firms of personal computers and related peripherals. In order to attract, retain, and motivate the talented personnel it needs, the Company has structured its executive compensation program to provide its employees with cash compensation competitive with total compensation paid by comparable companies. Bonuses are primarily based on corporate performance, with actual awards varying greatly according to the Company’s overall performance and the individual’s impact on that performance.

Base Salaries for 2003

Ms. Gallup’s salary was set for 2003 at $430,000. The Compensation Committee also reviewed the annual salary levels for all other Named Executive Officers. These salary levels were designed to remain competitive within the market.

Bonus Compensation for 2003

No Named Executive Officer received a bonus for 2003 because the Company’s operating results were less than expected.

Stock Option Awards in 2003

The Compensation Committee reviews and approves all grants of stock options to the Company’s Named Executive Officers and reviews all grants of stock options to other employees. During 2003, the Named Executive Officers, other than Ms. Gallup, received grants of stock options as part of the Company’s overall program to make periodic grants of stock options to a broad range of its managerial employees. All grants of stock options in 2003 were reviewed by the full Board of Directors.

Compensation of Chief Executive Officer

The Company’s compensation plans are designed to provide incentive and reward for individual achievement and for meeting company goals. As with other executive officers, the Chief Executive Officer’s compensation reflects this philosophy. The factors of determining compensation for the CEO are generally the same as for other Company executives. Ms. Gallup did not participate in any decisions regarding her own compensation.

The Compensation Committee has determined that, based upon a review of the Company’s operations and salaries of Chief Executive Officers of comparable companies, Ms. Gallup’s salary for 2004 will be $430,000. In light of her substantial current stock ownership, the Compensation Committee determined not to recommend to the Board of Directors any award of equity-based compensation. The Compensation Committee believes that Ms. Gallup’s compensation has been set at a level competitive with other companies in the industry.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to a public company for certain compensation in excess of $1 million paid to the company’s Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and uses its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the company and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

Peter Baxter, Chairman

Bruce Barone

Joseph Baute

Compensation Committee and Interlocks and Insider Participation

The members of the Compensation Committee are Messrs. Barone, Baute, and Baxter. No member of the Compensation Committee was at any time during 2003, or formerly, an officer or employee of the Company or any subsidiary of the Company. No executive officer of the Company has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s directors, executive officers, and holders of more than 10% of the Company’s Common Stock to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of Common Stock of the Company. Based solely on its review of copies of reports filed by individuals required to make filings (“Reporting Persons”) pursuant to Section 16(a) of the Exchange Act or written representations from certain Reporting Persons, the Company believes that all such reports required to be filed under Section 16(a) of the Exchange Act for 2003 were timely filed, except that Mr. Beffa-Negrini, a member of the Board, failed to timely file a Form 4 in April 2003 to report the receipt of a stock option grant of 50,000 shares, and Mr. Gavin, an executive officer, failed to timely file a Form 4 in April 2003 to report the receipt of a stock option grant of 100,000 shares, and Mr. Mousseau, an executive officer, failed to timely file a Form 4 in April 2003 to report the receipt of a stock option grant of 50,000 shares, and Mr. Wilkins, an executive officer, failed to timely file a Form 4 in April 2003 to report the receipt of a stock option grant of 100,000 shares. All four reporting persons filed late the required Form 4s with the SEC on June 13, 2003.

Stock Performance Graph

The following stock performance graph compares cumulative total stockholder return on the Company’s Common Stock for the period from December 31, 1998 through December 31, 2003 with the cumulative total return for (i) the Russell 2000 Index and (ii) the Company’s Peer Group. This graph assumes the investment of $100 on December 31, 1998 in the Company’s Common Stock, the Russell 2000 Index, and the Company’s Peer Group and assumes dividends are reinvested. The Company’s Peer Group consists of CDW Computer Centers, Inc., PC Mall, Inc., Insight Enterprises, Inc., Zones, Inc., and Systemax, Inc.

	Annual Return Percentage
	Years Ended
Company Name / Index	Dec-99	Dec-00	Dec-01	Dec-02	Dec-03
PC Connection, Inc.	95.74	-54.89	42.94	-65.81	62.23
Russell 2000 Index	21.26	-3.02	2.49	-20.48	47.25
Peer Group	18.19	-35.45	80.32	-26.83	47.99

	Base Period Dec-98	Indexed Returns
		Years Ended
Company Name / Index		Dec-99	Dec-00	Dec-01	Dec-02	Dec-03
PC Connection, Inc.	100	195.74	88.30	126.21	43.15	70.00
Russell 2000 Index	100	121.26	117.59	120.52	95.83	141.11
Peer Group	100	118.19	76.30	137.58	100.66	148.97

Equity Compensation Plan Information

The following table provides information about the Company’s common stock that may be issued upon exercise of options, warrants, and rights under all of the Company’s equity compensation plans as of December 31, 2003, including the 1993 Incentive and Non-Statutory Stock Option Plan (the “1993 Plan”), as amended, the 1997 Stock Incentive Plan, as amended, and the Company’s Employee Stock Purchase Plan (the “ESPP”). The Company’s stockholders have approved all of these plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (1)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(1)(2)(3)
Equity Compensation Plans Approved by Security Holders	2,727,386	$10.78	774,233
Equity Compensation Plans Not Approved by Security Holders	None	N/A	N/A

Total	2,727,386	$10.78	774,233

(1)	The number of shares is subject to adjustments in the event of stock splits and other similar events.

(2)	Includes 129,204 shares of common stock issuable under the Company’s ESPP, all of which are issuable in connection with the current offering period which ends on June 30, 2004.

(3)	With respect to the 1993 Plan, the table excludes shares available for issuance because the Company does not intend to grant any additional options under the 1993 Plan and has not granted options under the 1993 Plan since March 1998.

SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected the firm of Deloitte & Touche LLP, independent auditors, to serve as the Company’s independent auditors for the fiscal year ending December 31, 2004. The ratification and approval of this selection is not required under the laws of the State of Delaware, where the Company is incorporated, but the results of this vote will be considered by the Audit Committee and the Board of Directors in selecting the Company’s independent auditors. Deloitte & Touche LLP has served as the Company’s independent auditors since 1984. It is expected that a member of Deloitte & Touche LLP will be present at the meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions from stockholders.

The Board of Directors recommends a vote “FOR” the ratification of the selection of Deloitte & Touche LLP as the Company’s independent auditors.

Additional Information

Independent Auditors Fees

The following table summarizes the fees Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their affiliates (“Deloitte & Touche”) billed the Company for audit and other services in 2003 and 2002, respectively. The Audit Committee of the Company’s Board of Directors believes that the non-audit services described below did not compromise Deloitte & Touche’s independence.

Fee Category	2003	2002
Audit Fees (1)	$450,000	$350,000
Audit-Related Fees (2)	32,000	46,000
Tax Fees (3)	134,000	157,000
All Other Fees	—	—

Total Fees	$616,000	$553,000

(1)	Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees.” These services relate to employee benefit audits, due diligence related to an acquisition in 2002, and advisory services connected with Section 404 of the Sarbanes-Oxley Act in 2003.

(3)	Tax fees consist of fees for tax compliance, tax advice, and tax planning services. Tax compliance services, which relate to preparation of original and amended tax returns, and claims for refunds and tax payment-planning services, accounted for $63,000 of the total tax fees billed in 2003 and $55,000 of the total tax fees billed in 2002. Tax advice and tax planning services relate to assistance with tax audits, employee benefit plans, and multi-state tax consulting.

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent auditor. This policy generally provides that the Company will not engage its independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent auditor during the next twelve months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee may also delegate to each individual member of the Audit Committee the authority to approve any audit or non-audit services to be provided to the Company by its independent auditor. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

Report of the Audit Committee

The Audit Committee of the Company’s Board of Directors is composed of three members and acts under a revised written charter adopted and approved in March 2004. A copy of the Audit Committee Charter is attached as Appendix A to this proxy statement. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company and other such duties as directed by the Board. Each member of the Audit Committee is free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and meets the director independence requirements for serving on audit committees as set forth in the Audit Committee Charter and in the corporate governance standards of the Nasdaq National Stock Market.

During fiscal year 2003, the Audit Committee discussed the interim financial information contained in each quarterly earnings announcement with the Chief Financial Officer and independent auditors prior to public release.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence, consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company’s internal controls. The Audit Committee reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks. The Audit Committee also considered whether the independent auditors’ provision of certain other, non-audit related services to the Company, which are referred to in this Proxy Statement under the heading “Ratification of Selection of Independent Auditors,” is compatible with maintaining such auditors’ independence.

Management represented to the Audit Committee that the Company’s financial statements had been prepared in accordance with generally accepted accounting principles.

The Audit Committee discussed and reviewed with the independent auditors all matters required by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” including the following:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and the disclosures in the financial statements.

The Audit Committee, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.

The Audit Committee reviewed the audited financial statements of the Company as of and for the year ended December 31, 2003 with management and the independent auditors. Management is responsible for the preparation of the Company’s financial statements and the independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report on the financial statements. As appropriate, the Audit Committee reviews and evaluates and discusses with the Company’s management, internal accounting, financial, and auditing personnel, and the independent auditors, the following:

•	the plan for, and the independent auditors’ report on, each audit of the Company’s financial statements;

•	the Company’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to shareholders;

•	changes in the Company’s accounting practices, principles, controls, or methodologies;

•	significant developments or changes in accounting and disclosure rules applicable to the Company; and

•	the adequacy of the Company’s internal controls and accounting, financial, and auditing personnel.

Based on the above-mentioned review and discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board concurred in such recommendation.

Joseph Baute, Chairman

Bruce Barone

Peter Baxter

ADDITIONAL INFORMATION

Matters to be Considered at the Annual Meeting

The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Householding of Annual Meeting Materials

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s proxy statement or annual report may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of either document to you if you write or call us at the following address or phone number: PC Connection, Inc., Attention: Investor Relations, 730 Milford Road, Merrimack, New Hampshire 03054 (603-683-2000). If you wish to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address and phone number.

Solicitation of Proxies

All costs of solicitations of proxies will be borne by the Company. In addition to solicitations by mail, the Company’s directors, officers, and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, and personal interviews. The Company will also request brokers, custodians, and fiduciaries to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their out-of-pocket expenses in this regard.

Deadline for Submission of Stockholder Proposals

Proposals of stockholders intended to be presented at the 2005 Annual Meeting of Stockholders must be received by the Company at its principal office in Merrimack, New Hampshire not later than December 30, 2004, for inclusion in the proxy statement for that meeting.

If a stockholder of the Company who holds less than 40% of the shares of capital stock of the Company issued and outstanding and entitled to vote wishes to present a proposal before the 2005 Annual Meeting but has not complied with the requirements for inclusion of such proposal in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act, such stockholder must give notice of such proposal to the Secretary of the Company at the principal offices of the Company. The required notice must be made in writing and delivered or mailed and received at the principal executive offices of the Company not later than April 9, 2005 nor earlier than March 10, 2005. Notwithstanding the foregoing, if the Company provides less than 70 days notice or prior public disclosure of the date of the meeting to the stockholders, notice by the stockholders must be received by the Secretary not later than the close of business on the tenth day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first.

The advance notice provisions of the Company’s bylaws supercede the notice requirements contained in the recent amendments to Rule 14a-8 under the Exchange Act.

By Order of the Board of Directors,

Steven Markiewicz

April 29, 2004

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

APPENDIX A

PC CONNECTION, INC.

AUDIT COMMITTEE CHARTER

A.	Purpose

The purpose of the Audit Committee is to assist the Board of Directors’ oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

B.	Structure and Membership

1.    Number.    Except as otherwise permitted by the applicable Nasdaq rules, the Audit Committee shall consist of at least three members of the Board of Directors.

2.    Independence.    Except as otherwise permitted by the applicable Nasdaq rules, each member of the Audit Committee shall be independent as defined by Nasdaq rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

3.    Financial Literacy.    Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

4.    Chair.    Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5.    Compensation.    The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

6.    Selection and Removal.    Members of the Audit Committee shall be appointed by the Board of Directors. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.	Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the

Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

Oversight of Independent Auditors

1.    Selection.    The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining, and when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2.    Independence.    The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

3.    Compensation.    The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

4.    Preapproval of Services.    The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest, and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

5.    Oversight.    The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

—    critical accounting policies and practices;

—    alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

—    other material written communications between the independent auditor and Company management.

Audited Financial Statements

6.    Review and Discussion.    The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

7.    Recommendation to Board Regarding Financial Statements.    The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

8.    Audit Committee Report.    The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

9.    Independent Auditor Review of Interim Financial Statements.    The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

10.    Earnings Release and Other Financial Information.    The Audit Committee shall discuss generally the types of information to be disclosed in the Company’s earnings press releases, as well as in financial information and earnings guidance provided to analysts, rating agencies, and others.

11.    Quarterly Financial Statements.    The Audit Committee shall discuss with the Company’s management and independent auditor the Company’s quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Controls and Procedures

12.    Oversight.    The Audit Committee shall coordinate the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls, and procedures and code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

13.    Procedures for Complaints.    The Audit Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

14.    Related-Party Transactions.    The Audit Committee shall review all “related party transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K) on an ongoing basis, and all such transactions must be approved by the Audit Committee.

15.    Risk Management.    The Audit Committee shall discuss the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled.

16.    Additional Powers.    The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.	Procedures and Administration

1.    Meetings.    The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with: (i) the independent auditor; (ii) Company management and (iii) the Company’s internal auditors. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2.    Subcommittees.    The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest, or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3.    Reports to Board.    The Audit Committee shall report regularly to the Board of Directors.

4.    Charter.    At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5.    Independent Advisors.    The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting, and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6.    Investigations.    The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee, or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

7.    Funding.    The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

8.    Annual Self-Evaluation.    At least annually, the Audit Committee shall evaluate its own performance.

PC CONNECTION, INC.

ANNUAL MEETING OF STOCKHOLDERS

To be held on June 8, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, revoking all prior proxies, hereby appoints Patricia Gallup and David Hall, each of them, with full power of substitution, as Proxies to represent and vote as designated hereon all shares of stock of PC Connection, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2004 Annual Meeting of Stockholders of the Company to be held on Tuesday, June 8, 2004 at the Nashua Marriott, 2200 Southwood Drive, Nashua, New Hampshire, at 10:00 a.m., Eastern time, or any adjournment thereof, with respect to the matters set forth on the reverse side hereof.

PLEASE FILL IN, DATE, SIGN, AND MAIL THIS PROXY IN THE ENCLOSED

RETURN ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

DETACH HERE

☒	Please mark votes as in this example.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES.

1.	To elect the following six directors for the ensuing year:

Nominees: Patricia Gallup, David Hall, Bruce Barone, David Beffa-Negrini, Peter Baxter, and Joseph Baute.

☐ For	☐ Withheld
For all nominees except as noted above

2.	To ratify and approve the selection of Deloitte & Touche LLP as independent auditors for the current year.

☐ For	☐ Against	☐ Abstain

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     ☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING     ☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, each should sign. When signing as an executor, administrator, trustee, guardian, or attorney, please give full corporate name by an authorized officer. If a partnership, please sign in full partnership name by an authorized person.

Signature:	Date:

Signature:	Date: